SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2005

MACROMEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-22688	94-3155026
(Commission File Number)	(IRS Employer Identification No.)

600 Townsend Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 252-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

(a) On January 21, 2005, Macromedia, Inc. and Robert Burgess amended and restated the employment agreement by and between Macromedia and Mr. Burgess, dated January 10, 2003 (the “Prior Agreement”). The new employment agreement, effective January 19, 2005 (the “Restated Agreement”), amends and restates the terms of the Prior Agreement to reflect Mr. Burgess’ resignation from his position as Chief Executive Officer of Macromedia and his agreement to continue to serve as Executive Chairman of the Board of Directors of Macromedia. The Restated Agreement also provides that Mr. Burgess’ annual base salary will be $400,000 and that he will receive target bonuses at the annualized rate of $400,000, and that commencing July 1, 2005, Macromedia’s Compensation Committee will review Mr. Burgess’ base salary and his annualized bonus rate, and may propose new amounts based on the judgment of the Committee. In addition, the Restated Agreement provides that Mr. Burgess will not be entitled to acceleration of his restricted stock awards (as described below) unless he remains in employment for the six months immediately following a Change in Control (as defined in the Restated Agreement) at the request of any successor. The remaining terms of the Prior Agreement have not materially changed and are as described below.

Mr. Burgess’ outstanding stock options will remain subject to and governed by the terms of his existing stock option agreements and the equity plans pursuant to which such options were granted, and he will otherwise continue to be eligible to receive new stock option grants. If Mr. Burgess’ employment is terminated for Cause, Good Reason or due to death or Disability (as such terms are defined in the Restated Agreement), he will be entitled to, among other things, a payment in an amount equal to two times the sum of his annual base salary and 100% of his annual target bonus, both at the level in effect immediately prior to his termination, with such payment in no event to be less than $1,600,000. In addition, Mr. Burgess’ stock options will accelerate and become vested and exercisable with respect to a number of shares equal to the greater of (i) the number of shares that will vest over the next twenty-four months reduced by the number of months elapsed from the grant date of such option to the date of his termination, or (ii) twelve months of vesting. If a Change in Control occurs (as such term is defined in the Restated Agreement), Mr. Burgess will be entitled to receive, among other things, a payment in an amount equal to two times the sum of annual base salary and 100% of his annual target bonus, both at the level in effect immediately prior to his termination or, if greater, at the level in effect immediately prior to the Change in Control, with such payment to be not less than $1,600,000. In addition, all of Mr. Burgess’ then outstanding stock options and restricted stock awards would accelerate and become vested and exercisable for shares of Macromedia common stock. Macromedia has also agreed to continue to provide for a term life insurance policy for Mr. Burgess in the amount of ten million dollars with the proceeds payable to Mr. Burgess’ designated beneficiary.

In connection with Mr. Burgess’ agreement to serve as Executive Chairman of the Board of Directors of Macromedia, he will also be granted a new restricted stock award for 75,000 shares of Macromedia common stock under Macromedia’s 2002 Equity Incentive Plan (the “Plan”). The vesting schedule for the new restricted stock award will be conditioned on Mr. Burgess’ employment with Macromedia and the shares will vest over four years, with twenty-five percent of the shares vesting on the first anniversary of the date of grant of the new restricted stock award and the remaining shares vesting over thirty-six monthly installments thereafter.

Upon a Change in Control, Mr. Burgess will have Good Reason for termination of employment and be entitled to accelerated vesting of his new restricted stock award, but only if he remains in employment for the six months immediately following the Change in Control, upon written request by Macromedia and/or its successor, or such shorter period as may be determined by Macromedia and/or its successor. The other terms of the new restricted stock award will be as provided in the standard form of restricted stock agreement adopted for use under the Plan.

On January 21, 2005, Macromedia, Inc. and Stephen Elop entered into an employment agreement, effective January 19, 2005, which agreement supercedes all prior employment agreements by and between Macromedia and Mr. Elop. Under the agreement, Mr. Elop agreed to serve as Chief Executive Officer of Macromedia, and Macromedia agreed to provide an annual base salary in the amount of $400,000 and a target bonus payment in the amount of $100,000 for the three months ending March 31, 2005, and, effective with Macromedia’s fiscal year commencing April 1, 2005, a target bonus of $400,000 per year; in each case based on the attainment of objectives established under the Macromedia Executive Bonus Plan by Macromedia’s Compensation Committee. Mr. Elop’s target bonus for periods prior to January 1, 2005, will remain unchanged. Mr. Elop’s outstanding stock options will remain subject to and governed by the terms of his existing stock option agreements, the equity plans pursuant to which such options were granted and as provided in the resolution concerning stock option vesting acceleration adopted by the Board on February 26, 1997, and he will otherwise continue to remain eligible to receive new stock option grants. If Mr. Elop’s employment is terminated for Cause, Good Reason or due to death or Disability (as such terms are defined in the agreement), he will be entitled to, among other things, a payment in an amount equal to the sum of his annual base salary and 100% of his annual target bonus, both at the level in effect immediately prior to his termination, with such payment in no event to be less than $800,000. Upon Mr. Elop’s voluntary termination (whether or not for Good Reason), termination due to death or Disability or termination by Macromedia without Cause, he will be entitled to an additional termination payment equal to $5,000,000, less (i) any gain Mr. Elop received from the sale, prior to his termination, of shares attributable to his outstanding stock options prior to the date of the agreement, the New Option (as described below), any other stock options or stock awards granted to Mr. Elop and the New Award (as described below); (ii) (A) the difference between the fair market value of then unexercised vested shares attributable to his outstanding stock options prior to the date of the agreement, the New Option and any other stock options granted Mr. Elop and (B) the exercise price of the applicable stock option; and (iii) the fair market value of vested shares still held by Mr. Elop that were issued under the New Award and any other stock awards granted Mr. Elop. If a Change in Control occurs (as such term is defined in the agreement), Mr. Elop will be entitled to receive, among other things, a payment in an amount equal to the sum of his annual base salary and 100% of his annual target bonus, both at the level in effect immediately prior to the date of his termination or, if greater, at the level in effect immediately prior to the Change in Control, with such payment to be not less than $800,000. In addition, the New Option and New Award (and any stock awards granted by Macromedia’s successor) would accelerate and remain exercisable until the earlier of (i) the first anniversary of Mr. Elop’s termination date, and (ii) the expiration date of such options as set forth in the applicable stock option agreement; provided, however, that Mr. Elop must remain in employment for the six months immediately following the Change in Control for his New Option and New Award to accelerate at the request of any successor.

In connection with Mr. Elop’s agreement to serve as Chief Executive Officer of Macromedia, he will also be granted a new stock option for 400,000 shares of Macromedia common stock (at a per share exercise price equal to fair market value) (the “New Option”) and a restricted stock award for 100,000 shares of Macromedia common stock (the “New Award”) under Macromedia’s 2002 Equity Incentive Plan (the “Plan”). The vesting schedules for the New Option and New Award will be conditioned on Mr. Elop’s employment with Macromedia and shares will vest over four years, with twenty-five percent of the shares vesting on the first anniversary of the date of grant of the New Option and the New Award, respectively, and the remaining shares vesting over thirty-six monthly installments thereafter. If Mr. Elop’s employment is terminated for Cause, Good Reason or due to death or Disability (as such terms are defined in the agreement), his New Option will accelerate and become vested and exercisable with respect to a number of shares that will vest over the twelve months following such termination and will remain exercisable until the earlier of (i) the date one year following the termination date, and (ii) the expiration date set forth in the stock option agreement. In addition, Mr. Elop will have Good Reason for termination of employment and be entitled to accelerated vesting of his New Option and New Award upon a Change in Control, but only if he remains in employment for the six months immediately following the Change in Control, upon written request by Macromedia and/or its successor, or such shorter period as may be determined by Macromedia and/or its successor. The other terms of the New Option and New Award will be as provided in the standard form of option agreement and form of restricted stock agreement, as applicable, adopted for use under the Plan.

On January 21, 2005, Macromedia, Inc. and Betsey Nelson entered into an employment agreement, effective January 19, 2005, which agreement supercedes all prior employment agreements by and between Macromedia and Ms. Nelson. Under the agreement, Ms. Nelson agreed to continue to serve as Executive Vice President, Chief Financial Officer of Macromedia, and Macromedia agreed to provide an annual base salary in the amount of $300,000 and a target bonus payment in the amount of $150,000 based upon the attainment of objectives established under the Macromedia Executive Bonus Plan by Macromedia’s Compensation Committee. Ms. Nelson’s outstanding stock options will remain subject to and governed by the terms of her existing stock option agreements, the equity plans pursuant to which such options were granted and as provided in the resolution concerning her severance benefits adopted by the Compensation Committee of the Board on February 5, 1998, and she will otherwise continue to remain eligible to receive new stock option grants. If Ms. Nelson’s employment is terminated for Cause, Good Reason or due to death or Disability (as such terms are defined in the agreement), she will be entitled to, among other things, a payment in an amount equal to the sum of her annual base salary and 100% of her annual target bonus, both at the level in effect immediately prior to her termination, with such payment in no event to be less than $450,000. In addition, any stock options granted to Ms. Nelson after the date of the agreement will accelerate and become vested and exercisable with respect to a number of shares that will vest over the twelve months following her termination date. If a Change in Control occurs (as such term is defined in the agreement), Ms. Nelson will be entitled to receive, among other things, a payment in an amount equal to the sum of her annual base salary and 100% of her annual target bonus, both at the level in effect immediately prior to her termination date or, if greater, at the level in effect immediately prior to the Change in Control, with such payment to be not less than $450,000. In addition, any stock awards granted by Macromedia or its successor will vest in full on Ms. Nelson’s termination date, and any stock options (other than options that were outstanding prior to the date of the agreement) (collectively, the “New Awards”) will remain exercisable until the earlier of (i) one year after Ms. Nelson’s termination date, and (ii) the expiration date of the New Awards as set forth in the applicable stock option or other equity compensation award agreement; provided that solely for purposes of determining whether Ms. Nelson will be entitled to accelerated vesting of the New Awards, she will have Good Reason (as such term is defined in the agreement) for termination of employment only if she remains in employment for the six months immediately following the Change in Control, upon written request by Macromedia and/or its successor, or such shorter period as may be determined by Macromedia and/or its successor.

In connection with Ms. Nelson’s agreement to serve as Executive Vice President, Chief Financial Officer of Macromedia, she will also be granted a new restricted stock award for 75,000 shares of Macromedia common stock under Macromedia’s 2002 Equity Incentive Plan (the “Plan”). The vesting schedule for the new restricted stock award will be conditioned on Ms. Nelson’s employment with Macromedia and the shares will vest over four years, with twenty-five percent of the shares vesting on the first anniversary of the date of grant of the new restricted stock award and the remaining shares vesting over thirty-six monthly installments thereafter. Upon a Change in Control, Ms. Nelson will have Good Reason for termination of employment and be entitled to accelerated vesting of her new restricted stock award, but only if she remains in employment for the six months immediately following the Change in Control, upon written request by Macromedia and/or its successor, or such shorter period as may be determined by Macromedia and/or its successor. The other terms of the new restricted stock award will be as provided in the standard form of restricted stock agreement adopted for use under the Plan.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Robert Burgess, the Company’s Chairman and Chief Executive Officer, resigned from his position as the Company’s Chief Executive Officer effective January 19, 2005. Mr. Burgess will continue in his role as the Company’s Chairman of the Company’s Board of Directors, a position he has held since July 1998.

(c) Stephen Elop, the Company’s Chief Operating Officer, was promoted to the position of Chief Executive Officer effective January 19, 2005. Since joining Macromedia in March 1998, Mr. Elop, 41, has held a number of positions with the Company, including Chief Operating Officer, where he was responsible for executing on Macromedia’s growth opportunities across its designer/developer, business user and consumer markets. As Executive Vice President of Worldwide Field Operations, Mr. Elop was responsible for Macromedia’s sales, operations and services functions. Prior to that, Mr. Elop served in various management roles in Macromedia’s Web/IT organization and was the General Manager of its eBusiness Solutions division. He previously worked as Senior Vice President, Systems/CIO for Boston Chicken, Inc. He also served as director of Lotus Development Corporation’s Consulting Services Group, with responsibility for Canada and the Midwestern United States.

Mr. Elop is not currently engaged and has not been engaged during the last fiscal year in any related transaction with the Company within the meaning of Section 404(a) of Regulation S-K.

Macromedia has entered into an employment agreement with Mr. Elop, the material terms of which are described above under Item 1.01, “Entry into a Material Definitive Agreement.” There is no arrangement or understanding between Mr. Elop and any other persons pursuant to which he was selected as Chief Executive Officer.

(d) The Board of Directors of Macromedia, Inc appointed Stephen Elop and Betsey Nelson as new directors of the Company effective, January 17, 2005, to serve as members of the Board until the next annual meeting or until their successors are elected and qualified. Mr. Elop and Ms. Nelson have not been appointed to serve on any committees of the Board.

Ms. Nelson joined Macromedia in 1996 to lead mergers and acquisitions and has served as the Company’s Chief Financial Officer since 1997. She is responsible for all of the Company’s administrative functions, including investor relations, finance, human resources, legal, information technology, operations and real estate. Prior to joining the Company, Ms. Nelson spent eight years at Hewlett-Packard, where she held a variety of positions in both finance and corporate development. Ms. Nelson currently serves on the board of CNET Networks, Inc.

Mr. Elop and Ms. Nelson are not currently engaged and have not been engaged during the last fiscal year in any related transaction with the Company within the meaning of Section 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Elop and Ms. Nelson and any other persons pursuant to which they were appointed as directors.

Item 9.01: Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description
10.01	Amended and Restated Employment Agreement by and between Macromedia, Inc. and Robert Burgess, dated January 21, 2005.

10.02	Employment Agreement by and between Macromedia, Inc. and Stephen Elop, dated January 21, 2005.

10.03	Employment Agreement by and between Macromedia, Inc. and Elizabeth Nelson, dated January 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROMEDIA, INC.

Date: January 21, 2005	By:	/s/ Loren E. Hillberg
Loren E. Hillberg, Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.01	Amended and Restated Employment Agreement by and between Macromedia, Inc. and Robert Burgess, dated January 21, 2005.

10.02	Employment Agreement by and between Macromedia, Inc. and Stephen Elop, dated January 21, 2005.

10.03	Employment Agreement by and between Macromedia, Inc. and Elizabeth Nelson, dated January 21, 2005.